Executive Version

Exhibit 10.2

FOUNDER HOLDERS CONSENT LETTER

This FOUNDER HOLDERS CONSENT LETTER (this “Consent”) is entered into as of April 23, 2021, between Super Group (SGHC) Limited, a non-cellular company limited by shares incorporated under the laws of the Bailiwick of Guernsey (“NewCo”), SGHC Limited, a non-cellular company limited by shares incorporated under the laws of the Bailiwick of Guernsey (the “Company”), Sports Entertainment Acquisition Corp., a Delaware corporation (“SEAC”), Sports Entertainment Acquisition Holdings LLC, a Delaware limited liability company ( “Sponsor”), and each holder (each, a “Founder Holder” and, collectively, the “Founder Holders”) of the issued and outstanding shares of Class B common stock of SEAC, par value $0.0001 per share (the “SEAC Class B Common Stock”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, the Founder Holders own an aggregate of 11,250,000 shares of SEAC Class B Common Stock;

WHEREAS, on April 23, 2021, SEAC entered into a Business Combination Agreement (the “Business Combination Agreement”) with the Company, NewCo, Super Group (SGHC) Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of NewCo (“Merger Sub”), and Sponsor. Pursuant to the transactions contemplated by the terms of the Business Combination Agreement, and subject to the satisfaction or waiver of certain conditions set forth therein, among other things, Merger Sub will merge with and into SEAC, with SEAC surviving the merger and continuing as a wholly owned subsidiary of NewCo (the transactions contemplated by the Business Combination Agreement and the related ancillary agreements, the “Business Combination”);

WHEREAS, Article 4.3(b) of SEAC’s Amended and Restated Certificate of Incorporation (the “Charter”) provides that:

(i)   Shares of SEAC Class B Common Stock shall be convertible into shares of Class A Common Stock of SEAC (the “SEAC Class A Common Stock”) on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the initial Business Combination.

(ii)  Notwithstanding the Initial Conversion Ratio, in the case that additional shares of SEAC Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts issued in SEAC’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of SEAC Class B Common Stock shall automatically convert into shares of SEAC Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

the numerator shall be equal to the sum of (A) 25% of all shares of SEAC Class A Common Stock issued or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) in each case by SEAC related to or in connection with the consummation of the initial Business Combination (net of the number of shares of SEAC Class A Common Stock redeemed in connection with the initial Business Combination and excluding any securities issued or issuable to any seller in the initial Business Combination) plus (B) the number of shares of SEAC Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

the denominator shall be the number of shares of SEAC Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination (the “Conversion Rights Provision”);

WHEREAS, under the Charter, the Business Combination and the transactions contemplated thereby will trigger the Conversion Rights Provision; and

WHEREAS, in connection with the Business Combination, the parties hereto desire that each Founder Holder irrevocably waives his, her or its rights under Article 4.3(b) of the Charter with respect to any additional shares of SEAC Class A Common Stock otherwise issuable upon conversion pursuant to the Conversion Rights Provision (the “Excess Shares”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and to induce NewCo and the Company to enter into the Business Combination Agreement, the parties hereto agree as follows:

Section 1.  Waiver and Conversion.

(a)          Each Founder Holder hereby irrevocably and unconditionally relinquishes and waives (the “Waiver”) any and all rights, title and interest such Founder Holder has or will have under Article 4.3(b) of the Charter to receive Excess Shares upon conversion of the shares of SEAC Class B Common Stock in connection with the closing of the Business Combination.

(b)          Each Founder Holder hereby acknowledges and agrees that, to the extent such Founder Holder receives any Excess Shares as a result of any conversion of shares of SEAC Class B Common Stock, such Founder Holder shall surrender such shares, including any certificates thereof, to NewCo for cancellation, and no consideration shall be payable to such Founder Holder in connection therewith.

(c)          Each Founder Holder hereby acknowledges and agrees that, immediately prior to the Merger Effective Time, and subject to Section 1(a) above, each share of SEAC Class B Common Stock that is issued and outstanding as of such time shall automatically convert in accordance with the Conversion Rights Provision into one share of SEAC Class A Common Stock, and all the Founder Holders jointly and severally agree that as a result of such conversion, all outstanding shares of SEAC Class B Common Stock shall collectively convert into 11,250,000 shares of SEAC Class A Common Stock.

Section 2.  Successors and Assigns. The parties hereto acknowledge and agree that the terms of this Consent are binding on and shall inure to the benefit of such party’s beneficiaries, heirs, legatees and other statutorily designated representatives. Each Founder Holder also understands that this Consent, once executed, is irrevocable and binding, and if a Founder Holder transfers, sells or otherwise assigns any shares of SEAC Class B Common Stock held by it as of the date of this Agreement, the transferee of such shares of SEAC Class B Common Stock shall be bound by the terms of this Consent as if such transferee were a party hereto. Any Founder Holder that desires to transfer, sell or otherwise assign any shares of SEAC Class B Common Stock shall, in addition to any other existing obligations or restrictions applicable to such proposed transfer, sale or assignment that may exist, provide the proposed transferee with a copy of this Consent and obtain from such proposed transferee a written acknowledgment that such proposed transferee acknowledges and agrees to the Waiver and the other matters set forth in this Consent.

Section 3.  Authorization; Enforcement. Each of the parties hereto represents that (a) it has the requisite corporate power or legal capacity, as applicable, and authority to enter into, deliver and perform his, her or its obligations under this Consent, (b) this Consent has been duly authorized, executed and delivered by such party and (c) this Consent is enforceable against it in accordance with its terms.

Section 4.  Effect of this Consent on Charter. The Charter, as affected hereby, shall remain in full force and effect. The Waiver contained in this Consent shall not constitute a waiver of any other provision of the Charter, except as expressly provided herein with respect to Article 4.3(b). This Consent constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Consent may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

Section 5.  Counterparts. This Consent may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

Section 6.  Governing Law; Venue; Waiver of Jury Trial.

(a)          This Consent, and any claim or cause of action hereunder based upon, arising out of or related to this Consent (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Consent, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

(b)          THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT IN THE STATE OF DELAWARE, THE DELAWARE COURT OF CHANCERY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS CONSENT AND THE DOCUMENTS REFERRED TO IN THIS CONSENT AND IN RESPECT OF THE BUSINESS COMBINATION CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS CONSENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HERETO HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN SUCH MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(c)          EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS CONSENT OR THE BUSINESS COMBINATION CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT OR THE BUSINESS COMBINATION CONTEMPLATED BY THIS CONSENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS CONSENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date first written above.

SGHC LIMITED

	By:	/s/ Robert Dutnall
		Name:	Robert Dutnall
		Title:	Director

SUPER GROUP (SGHC) LIMITED

	By:	/s/ Robert Dutnall
		Name:	Robert Dutnall
		Title:	Director

SPORTS ENTERTAINMENT ACQUISITION CORP.

	By:	/s/ Eric Grubman
		Name:	Eric Grubman
		Title:	Chairman of the Board and Chief Financial Officer

SPORTS ENTERTAINMENT ACQUISITION HOLDINGS LLC

	By:	/s/ Eric Grubman
		Name:	Eric Grubman
		Title:	Manager

By:	/s/ Timothy Goodell
	Name:	Timothy Goodell

By:	/s/ Natara Holloway
	Name:	Natara Holloway

[Founder Holders Consent Letter]